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                                                                EXHIBIT 10(l)iii


                       AMENDMENT TO EMPLOYMENT AGREEMENT


     THIS AMENDMENT TO EMPLOYMENT AGREEMENT made as of June 30, 1998 by and among United States Trust Company ("USTC"), a banking and trust company having its principal place of business in Boston, Massachusetts, UST Corp. ("UST"), a Massachusetts corporation also having its principal place of business in Boston, Massachusetts and the parent of USTC, and Domenic Colasacco (the "Employee").

     WHEREAS, the Employee and USTC have entered into an Employment Agreement as of February 14, 1995 (the "Employment Agreement") in which UST joined for certain purposes; and

     WHEREAS, the Employment Agreement provides that it may not be amended except by a written instrument executed by USTC, UST and the Employee; and

     WHEREAS, USTC, UST and the Employee now wish to amend the Employment Agreement to require that the Employee not solicit clients and employees of USTC for a period of one year after the date of certain terminations of the Employee's employment by USTC;

     NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter set forth, USTC, UST and the Employee agree as follows:

     1. Amendment to Employment Agreement. The Employment Agreement is hereby amended as follows:

     (a) The following new Sections 12(e) and (f) are hereby added to the Employment Agreement:

     "(e) If during the period from June 30, 1998 through June 30, 2002, the Employee's employment with USTC shall terminate voluntarily or is terminated by USTC in the circumstances set forth in Section 7(a), for a period of one (1) year after such termination, in addition to any other obligation Employee may have hereunder, Employee shall not, directly or indirectly:

          (i) Provide or attempt to provide, whether as an officer, director, employee, partner, independent contractor or otherwise, investment advisory services to any person or entity who as of the date of such termination is a Present Client;

          (ii) Interfere with AM's relations with any person or entity who as of the date of such termination is a Present Client; or

          (iii) Induce or attempt to induce directly or indirectly any professional employee of AM to terminate his or her

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employment or hire or attempt to hire, directly or indirectly, any such person.

     The Employee shall have no further obligations under this Section 12(e) or under Section 12(f), and such Sections shall be void and of no further force or effect, if this Agreement shall be terminated by the Employee/Principals pursuant to Section 5 hereof.

     (f) If, in violation of Section 12(e) hereof, within the applicable one (1) year period, Employee in any of the capacities listed shall provide investment advisory services to any person or entity who as of the date of Employee's termination was a Present Client, then in addition to all other rights and remedies available to USTC, Employee shall pay to USTC promptly all compensation received by Employee or any corporation, firm or other organization with which Employee is employed or otherwise associated in any such capacity with respect to the two (2) years following commencement of providing such services to such Present client."

     (b) Section 11(i) is hereby amended to insert the words "other than Section 12(e)" after the words "Section 12".

     (c) The heading for Section 12 is hereby amended to delete the words "Phase II".

     (d) The phrase "subsections (a)(i) and (b)(i)" is hereby deleted from the first line of Section 12(c) and the phrase "subsections (a)(i), (b)(i) and
(c)(i)" substituted therefor.

     2. Compensation for Amendment. In full compensation for the agreement of the Employee to amend the Employment Agreement as set forth in Section 1 and for the Employee's agreement not to solicit Clients and professional employees of USTC as set forth therein, UST shall pay the Employee $1,210,000 within ten (10) days after the execution and delivery of this Amendment by the Employee. In no circumstances shall such amount be refundable to, or recoverable by, UST or any other person or entity.

     3. Miscellaneous.

     (a) Capitalized terms used, but not otherwise defined, herein shall have the meanings given them in the Employment Agreement.

     (b) As amended hereby, the Employment Agreement shall hereafter continue in full force and effect in accordance with its terms.

     (c) This Amendment shall be governed by, and construed and enforced in accordance with, the substantive laws of The Commonwealth of Massachusetts without regard to its principles of conflicts of laws.


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     IN WITNESS WHEREOF, USTC, UST and the Employee have executed this Amendment as a sealed instrument as of the date first above written.


EMPLOYEE:                          UNITED STATES TRUST COMPANY


/s/ Domenic Colasacco              By: /s/ Neil F. Finnegan
    -------------------------          -------------------------
    Domenic Colasacco                  Title:




                                   UST CORP.


                            By: /s/ Neil F. Finnegan
                                -------------------------
                                Title:


     Pursuant to Article VII of that certain Unifying Agreement dated February 14, 1995 among USTC, UST, the Employee, the undersigned and certain others, the undersigned hereby consent and agree to the foregoing Amendment.

/s/ Domenic Colasacco                  /s/ Robert Lincoln
    -------------------------              -------------------------
    Domenic Colasacco                      Robert Lincoln


/s/ Stephen K. Moody                   /s/ Lucia Santini
    -------------------------              -------------------------
    Stephen K. Moody                       Lucia Santini


                       /s/ William Apfel
                           -------------------------
                           William Apfel



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